UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Check the appropriate box:

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|_|      Definitive Proxy Statement
|x|      Definitive Additional Materials
|_|      Soliciting Material under Rule 14a-12

GENCO SHIPPING & TRADING LIMITED
(Name of Registrant as Specified in Its Charter)

------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 16, 2013.

GENCO SHIPPING & TRADING LIMITED	Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 18, 2013
Date: May 16, 2013 Time: 10:00 a.m., EDT
Location: Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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-- Before You Vote --
  How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
The Company's Notice and Proxy Statement for the 2013 Annual Meeting of Shareholders2012 Annual Report to Shareholders
How to View Online:
Have the information that is printed in the box marked by the arrow →XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:       www.proxyvote.com
2) BY TELEPHONE:      1-800-579-1639
3) BY E-MAIL*:       sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX  (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before May 2, 2013 to facilitate timely delivery.

-- How To Vote --
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow→  XXXX XXXX XXXX available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

M57884-P34542

Voting  Items

The Board  of  Directors  recommends  you  vote
FOR the following:

1.Election of Directors

Nominees:

01)   Nathaniel C.A. Kramer
02)   Mark F. Polzin

The Board of Directors  recommends you vote FOR the following proposal:

2.Ratification of the appointment of Deloitte & Touche LLP as the independent auditors of Genco for the fiscal year ending December 31, 2013.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Voting  Instructions

M57886-P34542